EXHIBIT 10.1

Purchase and Sale Contract

THIS PURCHASE AND SALE CONTRACT (this “Agreement”) is made as of the 21st day of December, 2009, (the “Effective Date”) by and between MCP RETAIL, LLC, a Florida limited liability company (the “Seller”), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation or its nominee (the “Buyer”).  The Seller and the Buyer may be referred to in this Agreement individually as a “Party” or collectively as the “Parties.”

RECITALS:

A.

The Seller is the owner of (a) that certain real property located in Osceola County, Florida, and containing approximately 11.43 acres as more particularly described on Exhibit “A” attached to and incorporated into this Agreement by reference (the “Property”), (b) all of the right, title and interest of Seller in, to and under all Leases (as defined below) of the Property, (c) all improvements located upon the Property, (d) all tangible personal property, if any, owned by Seller located at the Property and used in connection with the Property, (e) all shrubs, trees, plants and other landscaping located upon the Property, (f) all easements, rights of way, and other rights appurtenant to the Property, and (g) all of the right, title and interest of Seller in and to the name Pleasant Hill Commons Shopping Center.

B.

 The Property is fully leased and shall be conveyed subject to those certain leases (the “Leases”) indentified on the rent roll attached to and incorporated into this Agreement by reference on Exhibit “B” (the “Rent Roll”).

C.

The Seller desires to sell the Property to the Buyer, and the Buyer desires to purchase the Property from the Seller, pursuant to the terms and conditions contained in this Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual promises and covenants of the Parties contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and the Seller agree as follows:

1.

Recitals.  The above referenced recitals are true and correct and are hereby incorporated into this Agreement by reference.

2.

Consideration.  The purchase price (the "Purchase Price") of the Property shall be Twelve Million Five Hundred Two Thousand Seven Hundred and Four and No/100 Dollars ($12,502,704.00) to be paid to the Seller at Closing (as defined herein), less prorations and adjustments as further described in this Agreement.

3.

Escrow and Title Company.

(a)

Earnest Money.  The Buyer will deposit into escrow with Chicago Title and Trust  Company, 171 North Clark Street, Chicago, Illinois Attention: Nancy Castro (the "Escrow Agent"), the sum of One Hundred Fifty Thousand Dollars ($150,000.00)(the “Earnest Money Deposit”) within three (3) business days after the Effective Date to be held in escrow, as earnest money, and applied, with interest earned thereon, as part payment of the Purchase Price at Closing.

(b)

Title Company.   Escrow Agent shall act as the escrow agent, holding and distributing the Earnest Money Deposit.  Chicago Title and Trust Company, 5447 Nellie Drive Lane, Tampa, Florida 33634  Attention: John D. Menkel (the “Title Company”) shall perform title searches, prepare the Preliminary Commitment (as hereinafter defined), obtain and provide copies of title documents, issue the owner’s policy, determine recording charges and act as closing agent, administering Closing, including the preparation of closing statements.

4.

Inspection Rights.

(a)

The Buyer shall have an inspection period (the “Inspection Period”) until 5:00 p.m., Central Time, thirty (30) business days following the Effective Date to investigate the Property and all matters deemed relevant by the Buyer, in its sole and absolute discretion, to its acquisition, ownership and development of the Property.  Buyer may cause one or more surveyors, engineers, architects, auditors, appraisers and/or other experts of its choice to inspect any documents related to the Property and to inspect, examine, survey, obtain engineering inspections on, obtain environmental reports for, appraise, audit and otherwise perform such activities which, in the opinion of Buyer, are necessary to determine the condition of the Property and to determine the suitability of the Property for the uses and investment intended by Buyer; except that, notwithstanding the foregoing, in conducting such activities, Buyer shall not unreasonably interfere with the business of Seller or the business of Seller's tenants and shall provide notice of entry to tenants as may be required by Leases.  Buyer shall defend, indemnify and hold harmless Seller from and against any and all liability, loss, cost, expense and damage (including, without limitation, reasonable attorneys' fees) suffered or incurred by Seller and caused by Buyer or its representatives or any of their respective employees or agents in connection with such activities, and, without limitation of the foregoing, Buyer shall repair any damage to the Property caused by any such activities.  Seller agrees to make its books and records relating to the Property available for inspection and audit by Buyer or its agents and Seller further agrees to make such representations (to the extent that Seller believes them to be true) as may reasonably be required by Buyer’s auditors in order for such auditors to issue a certified audit, at Buyer’s sole cost and expense, of the Property’s operations.  Buyer may also review and make copies of any of Seller's files, books and records relating to the Property.

(b)

If the Buyer is not satisfied for any reason, or for no reason, in any respect, in the judgment of Buyer, with the results of its inspections as described in this Section 4, or with the content of the Pre-Closing Deliveries as described in Section 5 below, or with the Preliminary Commitment or Survey delivered pursuant to Section 6 below, then Buyer may terminate this Agreement provided that written notice thereof is received by Seller and Escrow Agent on or prior to 5:00 P.M., Central Time on or before the last day of the Inspection Period, and then the Escrow Agent will immediately return the Earnest Money Deposit to the Buyer.  Thereafter, the Parties will be relieved of any liability to each other except for those obligations specifically intended to survive termination of this Agreement.

(c)

If the Buyer fails to deliver written notice to the Seller and Escrow Agent that the Buyer has elected to terminate this Agreement on or prior to the expiration of the Inspection Period, the Buyer will be deemed to have waived its right to terminate this Agreement (except in the case of Seller default or as specifically provided otherwise in this Agreement). Upon expiration of the Inspection Period, if this Agreement has not been terminated by the Buyer, the Earnest Money Deposit will be applied to the Purchase Price at Closing and otherwise deemed non-refundable to the Buyer except in the event of a default by the Seller or as specifically provided otherwise in this Agreement (e.g., failure of a condition precedent, casualty, etc.).

5.

Seller's Required Pre-Closing Deliveries.

Within five (5) days of the Effective Date, Seller shall deliver to Buyer, if any, that are in Seller's possession or control, the following (which, along with the Preliminary Commitment referred to in subsection 6(a) hereof and the Survey (as hereinafter defined), are referred to herein as "Pre-Closing Deliveries"):

(a)

copies of the Leases described upon the Rent Roll and made a part hereof affecting the Property (and subleases and license agreements in Seller’s possession) together with all modifications and amendments thereof;

(b)

 a certification from Seller (to be remade at Closing), to the best of Seller’s knowledge,

(pursuant to the terms of the Rent Roll described upon Exhibit “B”) setting forth the name of each tenant at the Property and the date of the Leases and any modifications or amendments thereto, the amount of rent payable by each tenant throughout the term of its respective Lease, any concessions granted to the tenants, the amount of security deposits, if any, (or a certification that Seller is not holding any security deposits), the expiration date of the Leases, and the existence of any options to renew or extend the term of the Leases or to purchase all or any part of the Property and such information with respect to any subtenant if Seller has knowledge thereof;

(c)

copies of existing surveys, title Policies, environmental reports, insurance policies maintained by tenants and tax bills in regard to the Property;

(d)

the materials described on Buyer’s Due Diligence Checklist to the extent that the information is in Seller’s possession or control, attached hereto as Exhibit E, and made a part hereof; provided that Seller is not obligated to reformat any reports or create any new reports to conform with Buyer’s Due Diligence Checklist; and

(e)

as applicable (depending upon the number of years the Property has been operating), an operating statement for the Property for the two calendar years prior to the year of the Effective Date hereof, and monthly operating statements for the Property for each month of the year of the Effective Date (or in lieu of monthly statements, a year-to-date statement).  Such statements shall include reasonable detail of all items of income and expense, as well as all categories of capital expenditures made during the relevant periods.

As used herein, the terms “to the best of Seller’s knowledge,” or “to Seller’s knowledge” or similar terms shall mean to the current, actual knowledge of Michael A. Collard, without investigation or inquiry.  If (i) on the date hereof Seller had no knowledge that a representation or warranty was false or misleading and (ii) after the date hereof Seller obtains knowledge that would cause any representation or warranty to become false or misleading, Seller shall so inform Buyer in writing.  Upon receipt of said notice, Buyer shall have a period of ten (10) days within which to terminate this Agreement by providing written notice to the Seller and Escrow Agent, in which case the Earnest Money Deposit shall be immediately refunded to the Buyer, this Agreement shall be null and void and neither party shall have any further rights or obligations hereunder except for indemnity obligations which survive the termination of this Agreement. If Buyer does not so terminate, the applicable representation or warranty shall be deemed reformed as to disclose and exclude the information set forth in Seller’s notice to Buyer.

6.  Title and Survey Matters.

(a)  Preliminary Title Report; Permitted Exceptions.

Seller shall, at Seller’s sole cost and expense, as soon as practicable after the Effective Date of this Agreement, obtain a preliminary commitment for title insurance dated not sooner than the Effective Date and applicable to the Property (the "Preliminary Commitment") issued by the Title Company.  Such Preliminary Commitment shall show title to the Property being vested in Seller, and subject only to "Permitted Exceptions."  The Title Company shall also provide to Buyer copies of all plats and other documents constituting title exceptions as disclosed in the Preliminary Commitment.  In addition to the Permitted Exceptions, the Preliminary Commitment may show other exceptions to title; however, only mortgage liens, mechanics' liens or judgment liens shall be required to be removed by Seller at Seller's sole cost and expense prior to Closing.  As used in this Agreement, the term "Permitted Exceptions" shall mean and refer to exceptions to title approved by Buyer in writing prior to the expiration of the Inspection Period.

If Buyer objects to any matters in the Preliminary Commitment or Survey, Buyer shall notify Seller in writing.  Buyer may object to matters in the Preliminary Commitment or Survey during the Inspection Period, but not after, unless (i) Buyer is first notified of such matters after expiration of the

Inspection Period   or (ii) Seller fails to resolve the title defect or Survey defect previously objected to by Buyer.  Notwithstanding the aforesaid, Seller has no obligation to cure title defects except for monetary liens.  If Seller notifies Buyer that any title defects will not be cured or corrected, Buyer’s sole and exclusive remedy shall be to terminate this Agreement by delivering written notice of Buyer's election to terminate to Seller and Escrow Agent. In such event, the Earnest Money Deposit shall immediately be refunded to the Buyer, this Agreement shall be null and void and neither party shall have any further rights or obligations hereunder except for those obligations specifically intended to survive termination of this Agreement.

(b)  Manner of Conveyance; Identity of Grantee.

At Closing, Seller shall deliver to Buyer a Florida Special Warranty Deed (the “Deed”) with respect to the Property.  On or prior to five (5) days prior to the Closing, Buyer shall, subject to subsection 17(a) below, notify Seller in writing of the identity of Buyer's grantee for the Property.

(c)  Survey.

Seller shall, at Seller’s sole cost and expense as soon as practicable after the Effective Date, obtain an update to Seller’s existing as-built survey of the Property, and containing a certification in the form attached hereto as Exhibit F, and made a part hereof, and containing such Table A Options as therein described (the “Survey”).  In addition, the Survey shall indicate whether or not the Property or any part thereof is located within a flood plain area, and the surveyor shall prepare and deliver elevation certificates in favor of Buyer.  The Survey shall be certified to the Title Company, Seller, Buyer, Buyer's lender (at such time as Buyer shall identify same), and Buyer's grantee, if applicable and if the name of which has been provided to Seller.

(d)  Title Insurance Policy.

As a condition precedent to Buyer's obligation to close the transaction contemplated hereby, at Closing, Buyer or its nominee shall obtain an owner's title insurance policy for the Property in the most current ALTA form issued by the Title Company, in the amount of the Purchase Price and showing title to the Property in Buyer's designated nominee (as identified pursuant to subsections 6(b) and 17(a)), subject only to the Permitted Exceptions, and with extended coverage over all standard, or general exceptions (the “Title Policy”) to issue at Closing (in form subject to Buyer’s sole discretion, and agreed to prior to the expiration of the Inspection Period).  The costs of obtaining the Preliminary Commitment, the Title Policy with premium up to the amount of the Purchase Price (“Basic Title Policy”) along with the costs of any excess coverage or endorsements, including, but not limited to, waiving off all new construction, and  Survey, Access,  Contiguity, Environmental Liens, Comprehensive, and Creditors’ Rights, to the extent available or applicable in Florida (the “Title Endorsements”) required by Buyer shall be paid solely by Seller (Basic Title Policy plus endorsements shall be referred to collectively as the “Title Policy”).

7.

Prorations and Adjustments.

The following items shall be prorated and adjusted between Buyer and Seller at the Closing:

(a)  Security deposits described by the Leases shall be credited to Buyer at Closing.  Real estate property taxes and assessments due and payable prior to the date of Closing shall be paid in full on or prior to the Closing date.  Real estate property taxes and assessments accrued and assessed against the Property but not yet due and payable shall be accounted for and prorated as of the date of Closing at  100% of the most currently issued (at the time of Closing) real estate tax bills or the estimated assessments for 2009 and 2010 using the Assessor’s formula for these sale transactions and the net credit to Buyer shall be paid in cash or as a credit against the Purchase Price.  The real estate taxes shall be reprorated within ninety (90) days of issuance of the actual tax bills.  In addition, any deposits for real estate taxes and assessments made by any tenant(s) for any period for which Buyer would have responsibility for payment thereof shall be credited to Buyer at Closing and shall be treated as a like-

amount reduction in Buyer’s real estate tax proration.  If any general or special assessment (as contrasted to ad valorem taxes) are payable in installments, Buyer shall receive a cash credit at Closing for the gross amount due.

(b) Rent, percentage rent and reimbursements for common area maintenance charges, insurance premiums and other lease charges (other than real estate taxes and assessments, which shall be accounted for and prorated as provided in subsection 7(a) above) shall be accounted for and prorated as follows: except as otherwise provided in this Agreement, Buyer shall be entitled to all rents, percentage rent, miscellaneous income and reimbursements for common area maintenance charges, insurance premiums and other lease charges (other than real estate taxes and assessments) accruing on the date of and after the Closing, and Seller shall be entitled to all such items, if any, accruing prior to the Closing.  At Closing, Seller shall credit Buyer in an amount equal to the scheduled rent and reimbursements through the end of the month in which Closing occurs and Seller shall retain such payments as received from the tenants.  Seller and Buyer further agree that percentage rent for each tenant shall be prorated as of the Closing based upon the amount of percentage rent, if any, that was payable by such tenant in the most recently completed percentage rent year under its Lease as to which the final amount of percentage rent, if any, that is owing has been determined (but with such adjustments, if any, as Seller and Buyer mutually and reasonably agree are appropriate due to any change in the manner of calculation of percentage rent that is owing from such tenant with respect to any period as to which a proration is applicable).  Seller shall not receive any credit at Closing with respect to any unpaid accrued rents, percentage rents and reimbursements for common area maintenance charges, insurance premiums and other lease charges owing from tenants of the Property as of the Closing date. Seller shall not retain any security deposits or prepaid rent to offset any unpaid accrued rent or other unpaid amounts. With respect to any such unpaid amounts, (x) Seller shall retain the right, at its expense, to sue the applicable tenant for collection of any such unpaid amounts and, to the extent the applicable lease permits, collection costs and interest (and, in such regard, Buyer agrees to cooperate reasonably with any efforts by Seller to collect the aforesaid unpaid amounts; provided, however, Seller shall not be entitled to sue for possession nor for the termination of any lease), and provided further that Seller shall reimburse Buyer for any cost or expense incurred by Buyer in connection with such cooperation, and (y) if Buyer collects any such unpaid amounts, Buyer shall promptly pay such amounts to Seller (and in such regard, if Buyer receives any amount from a tenant of the Property as to which such tenant specifically informs Buyer in writing to which lease obligation such payment is to be applied, Buyer shall so apply such payment; if such tenant does not so inform Buyer relative to how a particular payment is to be applied, Buyer shall be entitled to apply such payment first, on account of past due amounts owed to Buyer; second, on account of current amounts owed to Buyer; and third, on account of past due amounts owed to Seller).   Buyer shall receive a credit at Closing in the amount of any balance remaining in any Tenant’s common area maintenance escrow account accruing from the date Seller last reconciled such account with each Tenant, less current expenses. Buyer will invoice any Tenant post-closing for any shortfall in any Tenant’s common area maintenance escrow account accruing from the date Seller last reconciled such account with each Tenant, less current expenses.  In addition, after pro-rating at Closing, the parties agree to reconcile real estate taxes, common area maintenance charges (including any monies collected by Buyer for any shortfall in any Tenant’s common area maintenance escrow account), and insurance premiums post-closing.

(c) Expense prorations - Except insofar as the same constitute expenses pro ratable under subsection 7(a) or 7(b) above, utility charges and deposits, fuels and all other items of expense customarily prorated on the transfer of properties similar to the Property shall be prorated on an accrual basis as of the Closing date on the basis of the most recent ascertainable bills or on other reliable information with respect to each item of expense.  In the alternative Seller will provide Buyer with a certification that no additional pro ratable items exist with respect to the Property.

(d) For purposes of calculating prorations and adjustments, Buyer shall be deemed to be in title to the Property, and therefore entitled to income therefrom and responsible for the expenses thereof, for the entire day on which the Closing occurs provided that Seller receives the funds due to Seller at Closing at or prior to 12:00 p.m., Chicago, Illinois time, on the Closing date, it being understood and agreed that, if the funds are received after such time on the Closing date, Seller shall be deemed in title to the Property as aforesaid for the entire day on which the Closing occurs.  Except as otherwise described, all prorations and adjustments shall be final, except that, in the event of any computational mistake or error, the parties shall make an appropriate adjustment(s) in cash between them to correct such mistake or error promptly after the discovery thereof.

            (e) In the event that on or prior to the first anniversary of the date of Closing a tenant of the Property exercises any right that it might have under its lease to inspect or audit the common area maintenance expenses for the Property for any period prior to the date of Closing, Buyer shall promptly notify Seller of such exercise.  Seller, at the sole cost and expense of Seller, shall have the right to fully participate in, and at its election, take over the management and defense of, such inspection or audit and any litigation, mediation and/or arbitration proceedings resulting from such inspection or audit.  Buyer shall reasonably cooperate with the efforts of Seller in connection with any such inspection, audit, litigation, mediation and/or arbitration proceeding and shall utilize reasonable efforts to minimize or mitigate any liability of Seller hereunder.  Seller hereby covenants and agrees to indemnify and hold harmless Buyer from and against any liabilities Buyer shall suffer as a result of any refund of common area costs or payment of costs and expenses for periods prior to Closing as a result of any such inspection or audit initiated and with the results articulated to Buyer on or prior to the first anniversary of the date of Closing of any period prior to the date of Closing.

            (f) The provisions of this Section 7 shall not be merged into the Deed delivered by Seller at Closing and shall survive the Closing for a period of twelve (12) months from the date of Closing.

8.

Closing; Escrow.

This sale shall be closed (the "Closing") on the date that is five (5) business days (but no earlier than January 4, 2010) following the expiration of the Inspection Period (the “Closing Date”), by delivery of the Deed from the Seller to the Buyer conveying the Property.  The Closing will be held at the Tampa, Florida  office of the Title Company.  Seller and Buyer each agree to comply with the requirements of the Title Company relative to closing the transaction contemplated by this Agreement as a so-called “NY Style” closing. The cost of the escrow, and all “NY Style” closing fees shall be divided equally between Buyer and Seller.

9.

Closing Documents; Possession.

(a)

Seller's Closing Documents.  At the Closing, the Seller will execute and deliver, or cause to be delivered, to Buyer, the following documents, each in form reasonably acceptable to Buyer:

(i)

A closing statement in form prepared by the Title Company conforming to the proration and other relevant provisions of this Agreement.

(ii)

The Deed.

(iii)

Original copies, executed by Seller, of any required real estate transfer tax declarations.

(iv)

A certificate of non-foreign status.

(v)

Seller’s affidavit and a so-called gap undertaking required in order to permit a Gap Closing in form satisfactory for the Title Company to issue an owner’s title insurance policy in accordance with Section 6(d).

(vi)

An assignment and assumption of the Leases and in the form of Exhibit G attached hereto.

(vii)

A general assignment of all contracts and rights related to the Property.

(viii)

As to any warranties for materials and workmanship (e.g., roof, HVAC, parking lot, including, by way of illustration and not limitation, the roof warranty for materials and workmanship) in Seller’s possession or control, copies thereof and, to the extent assignable, an assignment executed by Seller of all of its right, title and interest in, to and under the same, and also the original transfer of such warranties assented to by the material and/or service provider at no cost or expense to Buyer.

(ix)

A bill of sale transferring and selling to Buyer or Buyer’s designee each and every item of personal property to be transferred hereunder with full warranties of title but without warranty as to condition, merchantability or fitness for use.

(x)

Written notices to the tenants under the Leases advising such tenants of the change of ownership of the Property and directing all payments and future communications be made directly to Buyer.

(xi)

A fully-executed Audit Letter in favor of Buyer’s auditors (KPMG) in the form attached as Exhibit H, and made a part hereof.

(xii)

Termination of Seller’s property management agreement effective as of the date of Closing.

(xiii)

A written certification from Seller that all of Seller’s warranties and representation set forth in Section 14 are and remain true and complete as of the Closing.

(xiv)

Any other documentation reasonably required by the Buyer and/or Title Company.

(xv)

The Rent Roll Certification described in Paragraph 5(b) hereof.

(b)

Buyer's Closing Documents. At the Closing, the Buyer will execute and deliver, or cause to be delivered, to Seller the following documents, each in form reasonably acceptable to Seller:

(i)

Cash on account of the Purchase Price (by wire transfer or other immediately available United States funds) as required by Section 2 above.

(ii)

A closing statement in form prepared by the Title Company conforming to the proration and other relevant provisions of this Agreement.

(iii)

An assignment and assumption of the Leases executed by Buyer and in the form of Exhibit G attached hereto, and relating to the Leases in effect at Closing.

(iv)

An assumption by Buyer of the warranties and service contracts that are being assigned to Buyer.

(v)

Original copies, executed by Buyer, of any required real estate transfer tax declarations.

(vi)

Any other documentation reasonably required by the Seller and/or Title Company.

(c)

Possession.  Full possession of the Property shall be delivered by the Seller to the Buyer no later than time of Closing (subject to the rights of tenants under the Leases and any other Permitted Exceptions).

10.

Costs to Buyer and Seller; Financing Costs.

(a)

The Seller shall pay the following:

(i)

all state, county and local documentary stamp, sales and transfer taxes on the Deed;

(ii)

the costs of recording the  Deed and any recording costs necessary for the Seller to deliver marketable title;

(iii)

the costs of the Title Policy;

(iv)

one-half of any escrow charges or closing fees charged by the Title Company;

(v)

the costs of the  Survey;

(vi)

the costs of Seller’s counsel; and

(vii)

the costs of the Broker (as hereinafter defined).

(b)

The Buyer shall pay (i) any taxes, fees, title or recording costs related to the Buyer’s financing of the Property, (ii) the costs of Buyer’s counsel, (iii) the costs of Buyer’s Phase I environmental report of the Property, (iv)  the costs of Buyer’s updated appraisal of the Property and (v) one-half of all escrow fees, and one-half of all "NY Style" closing fees.

11.

Conditions Precedent to Buyer's Obligation.

This Agreement is contingent upon fulfillment of the following conditions. In the event such conditions are not satisfied, Buyer may terminate this Agreement by written notice to Seller and Escrow Agent prior to Closing, and upon any such termination the Earnest Money Deposit shall immediately be returned to Buyer and this Agreement shall be null and void except for the provisions hereof that expressly survive the termination of this Agreement:

(a)

Marketability of Title.  The ability of the Seller to convey marketable title to the Property such that the Title Company will issue or commit to issue the Title Policy insuring that fee simple title to the Property is vested in Buyer as required in subsection 6(d) hereof.

(b)

Completeness, Truth and Accuracy.

The completeness, truth and accuracy in all material respects, of the Rent Roll, and any certifications, schedules, covenants and statements prepared and executed by Seller as part of the Pre-Closing Deliveries, the completeness in all material respects of the Leases delivered by Seller as part of the Pre-Closing Deliveries, the completeness, truth and accuracy in all material respects, as of Closing, of the representations of Seller contained in Section 14 hereof, and the performance by Seller, to the extent possible by the date of Closing, of the covenants contained in Section 14 hereof. It shall be a condition to Buyer's obligation to close with respect to the Property that, at the Closing, Seller shall deliver to Buyer a Certificate that shall confirm the truth and accuracy in all material respects, as of Closing, of Seller's representations contained in this Agreement, and the representations contained in such certificate, as well as any continuing obligations of Seller hereunder, shall survive the Closing for a period of twelve (12) months.

(c)

Publix’s Right of First Offer.  The Parties acknowledge that Publix Super Markets, Inc. (“Publix”) holds a right of first offer to purchase the Property (“ROFO”).  Publix has delivered a waiver of the ROFR to Seller, who in turn has delivered a copy of the Publix waiver of ROFR to Purchaser.  This transaction and Seller’s and Purchaser’s respective obligations to perform hereunder are expressly contingent upon the continued effectiveness of the waiver by Publix of the ROFO to the date of Closing.

(d)

Estoppels.   Prior to Closing, the Seller shall furnish the Buyer with estoppel letters from (i) all tenants in the form attached as Exhibit I (or on the form designated as permitted by any tenant’s lease) and in substance reasonably acceptable to Buyer from 100% of the tenants at the Property; and (ii) an Association and/or REA estoppel certificate substantially in the form of Exhibit K, attached hereto and made a part hereof, from the Association and each party to any reciprocal easement agreement (REA) or like-agreement affecting the Property where such agreement contains provisions requiring the parties to execute estoppels.  Additionally, the Buyer shall request that all guarantors of Leases execute an estoppel in the form attached as Exhibit J, but such execution and delivery of estoppels from Guarantors shall not be deemed a condition precedent to the Buyer’s obligations under this Agreement.

(e)

Leases.

  At Closing the Property will be no less than one hundred percent (100%) (based upon gross leasable area) leased to tenants under signed leases pursuant to the Rent Roll with all tenants occupying their space, open for business, and currently paying full rent and reimbursements or receiving rent abatements (for which Seller is compensating Buyer), including CAM, taxes and insurance, and (ii) all tenant improvement allowances and leasing commissions for any tenant lease shall have been fully paid and discharged (or credited to Buyer at Closing), and (iii) there shall not then exist any material default under any lease either on the part of Seller, as landlord, or any tenant.

(f)

Other Conditions.  The other conditions to Buyer's obligation to close as set forth in this Agreement, including the performance by Seller of all its obligations hereunder in all material respects, being satisfied.

12.

Brokerage.

The Seller and the Buyer covenant that there are no real estate broker’s involved in this transaction other than CB Richard Ellis (“Broker”), who shall be paid a commission pursuant to the terms of a separate agreement with the Seller.  In addition, at or prior to Closing, Seller shall pay any and all leasing fees and commissions due and payable in connection with any Lease.  Seller does hereby indemnify and agree to hold Buyer harmless from and against any and all causes, claims, demands, losses, liabilities, fees, commissions, settlements, judgments, damages, expenses and fees (including, without limitation, reasonable attorneys' fees and court costs) in connection with any claim for commissions, fees, compensation or other charges relating in any way to any Lease and this transaction, or the consummation thereof, which may be made by any person, firm or entity (including Broker ) as the result of any of Seller's acts or the acts of Seller's representatives, or as a result of Seller's breach of its representations to Buyer contained in this Section.  Buyer does hereby indemnify and agree to hold Seller harmless from and against any and all causes, claims, demands, losses, liabilities, fees, commissions, settlements, judgments, damages, expenses and fees (including, without limitation, reasonable attorney's fees and court costs) in connection with any claim for commissions, fees, compensation or other charges relating in any way to this transaction, or the consummation thereof, which may be made by any person, firm, or entity (excluding Broker ) as the result of any of Buyer's acts or the acts of Buyer's representatives, or as a result of Buyer's breach of its representations to Seller contained in this Section.  The obligations of Buyer and Seller under this Section 12 shall survive any termination of or Closing under this Agreement.

13.

Default.

(a)  Seller Default Discovered Prior to Closing. If, on or before the Closing date, (x) Buyer is or becomes aware that any of the representations and warranties made by Seller in this Agreement, or in any document or instrument executed by Seller and delivered to Buyer in connection with this Agreement or the Closing hereunder, including the representations made in Section 14 hereof, are not true and correct in any material respect that would adversely affect Buyer’s use and enjoyment of the Property, or (y) Buyer is or becomes aware that there is any material inaccuracy in any, certifications, schedules, covenants or statements prepared and executed by Seller as part of the Pre-Closing Deliveries, or (z) Seller has failed to perform in any respect any of the covenants, agreements and indemnities contained herein or in any of the aforesaid other documents and instruments to be performed by him, her or it within the time for performance as specified herein (including Seller's obligation to close) or therein, then provided  Buyer has notified the Seller of the same in writing and the Seller has failed to cure such default within five (5)

days of receipt of such written notice, the Buyer shall have only the following options as its sole and exclusive remedy for such default:

(i)  terminate this Agreement by delivering written notice of Buyer's election to terminate to Seller and Escrow Agent in which event the Earnest Money Deposit (and all interest thereon) shall be returned immediately to Buyer and whereupon this Agreement shall be terminated and neither Seller nor Buyer shall have any further liability to the other except for those obligations specifically intended to survive termination of this Agreement; or

(ii)  file an action and seek specific performance of this Agreement to compel Seller to close; or

(iii) complete the purchase of the Property, in which event Buyer waives its right to seek reimbursement from Seller for all of its damages incurred as a result of Seller’s breach hereunder.

Notwithstanding anything in this Section 13 to the contrary, the Seller will not be entitled to receive notice of default and five (5) days to cure such default if such default involves the Seller’s failure to close the transaction contemplated by this Agreement on the date set for Closing.

(b)  Buyer Default.  In the event that Buyer shall have failed to perform in any material respect any of the covenants, agreements and indemnities contained herein to be performed by Buyer within the time for performance as specified herein (including Buyer's obligation to close), and provided Seller has notified Buyer in writing of the same and Buyer has failed to cure such condition or circumstance or non-performance within five (5) days of receipt of such notice, Seller's sole remedy on account thereof shall be to terminate this Agreement by delivering written notice of its election to so terminate to Buyer and Escrow Agent, in which event  the Earnest Money Deposit  (not including any interest thereon which shall be paid to Buyer)  shall be paid to the Seller by Escrow Agent as liquidated damages, it being understood that Seller’s actual damages cannot be readily ascertained and the Parties agree that the Earnest Money Deposit represents the Parties’ reasonable estimate as to such damages which the Seller may incur as a result of the Buyer’s default and thereupon neither party shall have any further obligation to the other under this Agreement except for those obligations specifically intended to survive termination of this Agreement.

14.

Representations, Warranties and Covenants of Seller.

Seller hereby makes the following representations and covenants to Buyer with regard to the Property, all of which representations and covenants shall be deemed remade as of Closing and shall survive the Closing for a period of twelve (12) months, except as provided herein:

(a)

The Seller warrants and represents that, to the best of the Seller’s actual knowledge, no action or proceeding is pending, threatened or instituted for condemnation or for a zoning change of any part of the Property.  If any such action is filed, the Buyer shall have the option of terminating this Agreement or Closing under this Agreement with an assignment of any awards, either then paid or yet to be paid.

(b)

The Seller warrants and represents that, to the best of the Seller’s actual knowledge, the Property is free of violations, and the interior and exterior structures are in a good state of repair, free of leaks, structural problems, and mold, and the Property is in full compliance with Federal, State, City and County ordinances, including ADA compliance, environmental laws and concerns.

(c)

As of the date hereof, there are no leases or rental agreements affecting the Property other than the Leases delivered by Seller to Buyer pursuant to subsection 5(a) above and as described upon the Rent Roll described upon Exhibit “B” and delivered to Purchaser by Seller pursuant to the terms of Paragraph 5(b) and Paragraph 9(a)(xv), hereof, no Lease exceeds the term stated in the Leases, nor does anyone have an option or first refusal to purchase all or any part of the Property (other than Publix).

Between the date hereof and the earlier of the Closing date or the termination of this Agreement, Seller shall not amend, modify or terminate the Leases, or enter into new leases, of space at the Property without first obtaining Buyer's prior written approval. As of the date hereof, Seller is the holder of all of the landlord's right, title and interest in, to and under the Leases.  Seller, to its knowledge, has not received, nor is Seller aware of, any claim from any tenant under the Leases alleging any type of default by the landlord under the Leases that has not been cured or demanding any work that has not been performed or payment from landlord that has not been made.

(d)

There are no current or contemplated assessments, other than such assessments as appear on the annual real estate tax bill from the county tax collector.

(e)

As of the date hereof, Seller, to its knowledge, is not aware of and has received no building code violation notices with respect to the Property (other than notices of violations which have been removed or corrected).

(f)

Except as may be disclosed in the Pre-Closing Deliveries, there are no persons employed by Seller in connection with the operation of the Property, and except as may be disclosed in the Pre-Closing Deliveries, there are no maintenance, advertising, management, leasing, employment, or service contracts affecting the Property that will be in effect at Closing and binding on Buyer unless expressly assumed in writing by Buyer.  Otherwise, Seller shall terminate any such employee and any such contracts (not expressly assumed by Buyer) at or prior to Closing.

(g)

That (i) Seller has the capacity and requisite authority to enter into and carry out this Agreement and the transaction contemplated hereby and will provide evidence thereof to Buyer at Closing and (ii) Seller owns fee simple title to the Property subject to all matters of record.

(h)

Except as otherwise expressly provided herein, Seller shall not further encumber the Property or any of the improvements or personal property located thereon.  Between the date of this Agreement and the earlier of the Closing date or the termination of this Agreement, Seller shall not voluntarily create any exception to title to the Property.

(i)

To the best of Seller's knowledge, as of the date hereof, Seller has received no notices of violation of any applicable federal, state or local law, statute, ordinance, rule or regulation regulating the use, generation, storage, handling or disposal of any hazardous wastes, toxic, hazardous or dangerous substances or similar substances or materials defined as hazardous, toxic or environmentally unsafe (“Environmental Laws”) under any of the aforesaid laws, statutes, ordinances, rules or regulations which have not been cured.

(j)

No change in the manner of calculation of percentage rent will occur from the date of delivery of the Pre-Closing Deliveries under Section 5 hereof, through the date of Closing, except as expressly set forth in the Leases.

(k)

There exist no non-recorded development, cost-sharing, recapture or like-agreements burdening either Seller or the Property that will survive the Closing of the transactions described by this Agreement.

(l)

Seller represents and warrants that there are no claims for brokerage commissions, finders' fees, or similar compensation in connection with this Agreement based on any arrangement or agreement entered into by Seller and binding upon Buyer, except as set forth in Section 12 hereof.

(m)

The Seller warrants and represents that, to the best of the Seller’s actual knowledge, the tenants of the Leases, in conjunction with the property owner’s association, are responsible for and pay all operating expenses relating to the Property (with the exception of Publix, Pizza Hut, and Tijuana Flats), including but not limited to, real estate taxes, REA/OEA agreements, utilities, insurance, and common area maintenance expenses.

(n)

The Seller warrants and represents that, to the best of the Seller’s actual knowledge, the Leases are in full force and effect and all rents are current with the exception of those tenant’s shown on Exhibit “C” attached to and incorporated into this Agreement by reference.

(o)

The Seller warrants and represents that, to the best of the Seller’s actual knowledge, there is no suit, action or arbitration, or legal or other proceeding or governmental investigation current or pending except as listed on Exhibit “D” attached to and incorporated into this Agreement by reference.

As used herein, the terms “to the best of Seller’s knowledge,” or “to Seller’s knowledge” or similar terms shall mean to the current, actual knowledge of Michael A. Collard, without investigation or inquiry.  If (i) on the date hereof Seller had no knowledge that a representation or warranty was false or misleading and (ii) after the date hereof Seller obtains knowledge that would cause any representation or warranty to become false or misleading, Seller shall so inform Buyer in writing.  Upon receipt of said notice, Buyer shall have a period of ten (10) days within which to terminate this Agreement, in which case the Earnest Money Deposit shall be promptly refunded to the Buyer, this Agreement shall be null and void and neither party shall have any further rights or obligations hereunder except for indemnity obligations which survive the termination of this Agreement. If Buyer does not so terminate, the applicable representation or warranty shall be deemed reformed as to disclose and exclude the information set forth in Seller’s notice to Buyer.

15.

Representations and Covenants of Buyer.

Buyer warrants and represents that it has the capacity and requisite authority to enter into and carry out this Agreement and the transactions contemplated hereby.

16.

Indemnity.

From and after the date of Closing, (a) Seller agrees to indemnify, protect, defend and hold Buyer, its directors, officers, employees, partners, lenders and agents harmless from and against all claims, actions,  costs and expenses, including, but not limited to, reasonable attorney’s fees and court costs and liabilities (except those caused solely by the willful misconduct or negligent acts or omissions of Buyer or its directors, officers, employees, partners, lenders and agents), arising out of the ownership and operation of the Property prior to the Closing date, whether arising in contract, tort, or related to the actual or alleged injury to, or death of, any person or loss of or damage to property in or upon the Property; and (b) Buyer agrees to indemnify, protect, defend and hold Seller, its directors, officers, partners, employees, lenders and agents harmless from and against all claims, actions, costs and expenses, including, but not limited to, reasonable attorney’s fees and court costs and liabilities (except those caused solely by the willful misconduct or negligent acts or omissions of Seller or its directors, officers, partners, employees, lenders and agents), arising out of the ownership and operation of the Property by Buyer from and after the Closing date, whether arising in contract, tort, or related to the actual or alleged injury to, or death of, any person or loss of or damage to property in or upon the Property. Notwithstanding the foregoing to the contrary, Seller’s indemnity of Buyer, its directors, officers, employees, partners, lender and agents shall expressly exclude all claims, actions, costs, expenses and liabilities relating to or arising out of either (i) the condition of the Property or (ii) the use, generation, storage, or release of any hazardous, toxic, or dangerous substance or hazardous waste as defined in any of the Environmental Laws.

17.

Miscellaneous.

(a)

Assignment.

Buyer shall have no right to assign any of its rights, privileges, duties or obligations under this Agreement prior to Closing, without the prior written consent of Seller in its sole discretion. Notwithstanding the foregoing, Buyer shall be permitted, without Seller's consent, to assign its rights, privileges, duties and obligations under this Agreement to an entity which is an affiliate of Buyer by providing written notice to the Seller no later than five (5) days before the Closing.

(b)

Choice of Law.

This Agreement is governed by, and construed in accordance with, the laws of the State of Florida and each Party consents to the jurisdiction of Florida courts.  Venue for any dispute arising from this Agreement shall lie in the courts of Orange County, Florida.

(c)

Time is of the Essence.

Time is of the essence of this Agreement and every provision of this Agreement.

(d)

Notices.

All notices, demands, requests and other communications required or permitted hereunder (a “Notice”) must be in writing and will be deemed to have been duly given (a) upon the date of the Notice if delivered personally; or (b) upon the date the Notice is delivered if by facsimile provided that a duplicate “hard copy” of such notice is sent within one (1) business day after such facsimile or electronic mail transmission  by U.S. Mail, certified, return receipt requested, or by overnight courier which provides a receipt, such as Federal Express; or (c) upon the date following the date of the Notice if delivered by overnight courier which provides a receipt, such as Federal Express.  In the case of notice by telecopier (with confirmation sent as aforesaid), notice shall be deemed given upon electronic confirmation of receipt. If by U.S. Mail or overnight courier, the Notice must have adequate postage prepaid, addressed to the appropriate Party and marked to a particular individual's attention as provided in this Section 17(d).  The Notice will be effective upon being so deposited, but the time period in which a response to any Notice must be given or any action taken with respect to the Notice will commence to run from the date of receipt of the Notice by the addressee of the Notice as evidenced by the return receipt.  Rejection or other refusal by the addressee to accept or the inability of the United States Postal Service or air courier service to deliver because of a changed address of which no Notice was given will be deemed to be the receipt of the Notice sent as of the business day following deposit.  If either Party changes their address, that Party must notify the other Party(ies) of such change by Notice delivered in accordance with this Section 17(d).  The initial addresses of the Parties:

(i)

Seller:

MCP Retail, LLC

c/o Michael Collard Properties, Inc.

1071 W. Morse Blvd., Ste. 200

Winter Park, FL  32789

Attn:  Michael A. Collard

Telephone:  407-599-4444

Facsimile:  407-599-4445

Copies to:

Michael Collard Properties, Inc.

1071 W. Morse Blvd., Ste. 200

Winter Park, FL  32789

Attn:  Paul D. Johnson, Jr., Esq.

Telephone:  407-599-4444

Facsimile:  407-599-4445

(ii)

Buyer:

Inland Real Estate Acquisitions, Inc.

2901 Butterfield Road

Oak Brook, Illinois 60523

Attn: Lou Quilici, Senior Vice President

Telephone: (630) 218-4925

Facsimile:  (630) 218-4950

Copies to:

The Inland Real Estate Group, Inc.

2901 Butterfield Road

Oak Brook, IL 60523

Attn: Robert Baum, General Counsel

Facsimile No:

(630) 218-4900 and (630) 571-2360

(iii)

Escrow Agent:

Chicago Title and Trust Company

171 North Clark Street

Chicago, Illinois 60601

Attn: Nancy Castro, Resident Vice President

Phone: (312) 223-2709

Fax: (312) 223-3409

(iv)

Title Company:

John D. Menkel

Assistant Vice President

Chicago Title Insurance Company

5447 Nellie Davis Lane

Tampa, FL 33634

Phone: (813) 769-2837

Fax:

(81) 249-0489

(e)

Waiver of Jury Trial; Attorney Fees.

Each of Seller and Buyer hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (i) arising under this Agreement or any other instrument executed or delivered in connection herewith or (ii) in any way connected with or related or incidental to its dealings with respect to this Agreement or any other instrument executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise; and each of Seller and Buyer hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury. In the event that either Party finds it necessary to employ an attorney to enforce any provision of this Agreement, the prevailing Party will be entitled to recover from the other Party its attorneys' fees and costs incurred in connection therewith, at both trial and appellate levels; including bankruptcy proceedings, in addition to any other performances or damages to which such Party may be entitled.  The requirement to pay the prevailing Party's attorneys' fees and costs will survive any termination of this Agreement.

(f)

Confidentiality.

Each Party agrees that it shall strictly maintain confidentiality of all information and data disclosed in this Agreement or in the performance of this Agreement and the Parties agree that the terms of this Agreement shall be considered confidential information (except as disclosure may be required by law).   However, nothing contained herein regarding Buyer’s confidentiality obligations shall prohibit or restrict Buyer from disclosing any confidential information received by Buyer from Seller to lawyers, accountants, auditors or other professionals utilized by Buyer as part of its due diligence investigations, or any lender or due diligence officer or personnel of any broker-dealer for the sale of securities as may be required by law.

(g)

Entire Agreement and Amendments.

This Agreement, together with any Exhibits referred to herein, constitutes the entire agreement between the Parties and all understandings and agreements concerning the Property heretofore held between these Parties are merged herein.  This Agreement may not be changed orally, but only by an agreement in writing signed by the Buyer and the Seller.

(h)

Exhibits.

All exhibits attached hereto are hereby incorporated by reference and made a part hereof.

(i)

Successors and Assigns.

The provisions in this Agreement shall inure to the benefit to and shall be binding upon the Parties and their respective heirs, successors and assigns and the legal representatives of their estates, as the case may apply.

(j)

Weekends and Legal Holidays.

If the Closing or the date of any act required hereunder falls on a Saturday, Sunday or legal holiday, such date will be automatically extended through the next business day.

(k)

Insurance; Destruction of Improvements.

Between the date of this Agreement and the earlier of the Closing date or the termination of this Agreement, Seller agrees to maintain with respect to the Property casualty insurance with replacement cost and agreed amount coverage.

If prior to Closing all or any part of the Property is destroyed or damaged or is taken by condemnation, eminent domain or other governmental acquisition provisions, then the following procedures shall apply:

(i)

If the cost of repair or replacement or the value of the governmental taking is Two Hundred Fifty Thousand Dollars ($250,000.00)  or less in the reasonable opinion of Buyer's and Seller's respective engineering consultants, and the Leases of the Property are not terminable on account thereof (assuming any necessary repairs, replacements or alterations required under the Leases are diligently pursued by the landlord thereunder)

or, if any Leases is so terminable, the tenant under such Leases has waived its termination rights and no abatement of rent occurs as a result of the damage, destruction or condemnation, Buyer shall close and take the Property as diminished by such events with no reduction in the Purchase Price, and Seller shall assign the right to all casualty insurance and condemnation proceeds due with respect to such destruction, damage or taking to Buyer, as well as, to the extent the same are assignable, the proceeds and benefits under any rent loss or business interruption policies attributable to the period following the Closing and deductibles.

(ii)

If the cost of repair or replacement or the value of the governmental taking is greater than Two Hundred Fifty Thousand Dollars ($250,000.00) in the reasonable opinion of Buyer's and Seller's respective engineering consultants, or the Leases are terminable on account thereof (assuming any necessary repairs, replacements or alterations required under the Leases are diligently pursued by the landlord thereunder) and the tenant under such Lease has not waived its termination rights, or if an abatement of rent occurs as a result of the damage, destruction or condemnation, then Buyer, at its sole option, may elect either to (x) terminate this Agreement by written notice to Seller and receive an immediate return of the Earnest Money (and all interest thereon) and neither party shall have any further liability to the other hereunder except for those obligations specifically intended to survive termination of this Agreement; or (y) accept an assignment of Seller's rights to all casualty insurance and condemnation proceeds with respect thereto with no reduction in the Purchase Price, it being understood and agreed that, in such event, Seller shall cooperate with Buyer in the adjustment and settlement of the insurance or condemnation claim.  The proceeds and benefits under any rent loss or business interruption policies attributable to the period following the Closing and deductibles shall likewise, to the extent the same are assignable, be transferred and paid over to Buyer.

(iii)

In the event of a dispute between Seller and Buyer with respect to the cost of repair, restoration or replacement with respect to the matters set forth in this subsection 17(k), an engineer designated by Seller and an engineer designated by Buyer shall select an independent engineer licensed to practice in the jurisdiction where such Property is located who shall resolve such dispute.  All fees, costs and expenses of the engineer so selected shall be shared equally by Buyer and Seller.

(l)

Section Headings.

The headings of the Sections of this Agreement are inserted solely for convenience of reference, and are not intended to govern, limit or aid in the construction of any term or provision hereof.

(m)

Waiver.

No claim of waiver, consent or acquiescence with respect to any provision of this Agreement shall be made against either party except on the basis of a written instrument executed by or on behalf of such party.  The party for whose benefit a condition is herein inserted shall have the unilateral right to waive such condition.

(n)

Further Actions.

Each of Buyer and Seller agrees to execute such further documents, and take such further actions, as may reasonably be required to carry out the provisions of this Agreement, or any agreement or document relating hereto or entered into in connection herewith.  In addition, each of Buyer and Seller agrees to use reasonable efforts (not including, without limitation, the prosecution of any litigation or other actions outside of the ordinary course of business) to cause any conditions to its obligation to close to be satisfied.

(o)

Neutral Construction.

Each of the parties hereto has been involved in the negotiation, review, and execution of this Agreement and each has had the opportunity to receive independent legal advice from attorneys of its choice with respect to the advisability of making and executing this Agreement.  In the event of any dispute or controversy regarding this Agreement, the parties hereto shall be considered to be the joint authors of this Agreement and no provision of this Agreement shall be interpreted against a party hereto because of authorship.

(p)

Tax Free Exchange.

Each party hereby agrees to take reasonable actions at Closing as are reasonably necessary to help the other to effectuate a like-kind exchange of the Property pursuant to Section 1031 of Internal Revenue Code (the “Code”).  Provided, however, that in no event shall the non-requesting party be required to sign any document, nor take title to any other real property, nor to incur any additional expenses or liability in order to effectuate the like-kind exchange.  In addition, the Closing shall not be delayed by the requesting party.  Seller or Buyer, as the case may be, agrees to indemnify, defend and hold the other party harmless from and against any and all costs, expenses, claims and other liabilities of any kind arising with regard to the effectuation of a tax free exchange as described herein.  Notwithstanding anything to the contrary provided herein, the non-requesting party makes no representations or warranties as to the tax treatment of the transaction contemplated hereby or the ability of the transaction contemplated to qualify for like-kind exchange treatment pursuant to Section 1031 of the Code. In the event both parties desire to effectuate a like-kind exchange as described herein, each party shall pay any and all costs associated with their respective transactions.

 (q)

Radon.

Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time.  Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida.  Additional information regarding radon and radon testing may be obtained from your county public health unit.  The Seller does not make any representations, express or implied, as to the presence or absence of Radon.

(r)

“As Is” Sale.

EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES IN SECTION 14 OR ELSEWHERE IN THIS AGREEMENT, THE SELLER SPECIFICALLY DISCLAIMS ALL WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE (INCLUDING WARRANTIES OF HABITABILITY, MERCHANTABILITY, WORKMANLIKE CONSTRUCTION AND FITNESS FOR USE OR ACCEPTABILITY FOR THE PURPOSE INTENDED BY THE BUYER) WITH RESPECT TO THE PROPERTY OR ITS CONDITION OR THE DESIGN, QUALITY, SUITABILITY, STRUCTURAL INTEGRITY, PHYSICAL CONDITION, COMPLIANCE WITH LAWS, SOIL CONDITIONS, STORMWATER DETENTION, RETENTION OR DISCHARGE, DRAINAGE, GEOLOGICAL CONDITIONS, HAZARDOUS MATERIALS, ZONING, CONSTRUCTION, PROSPECTS, OPERATIONS OR RESULTS OF OPERATIONS OF THE PROPERTY AND THE BUYER ACCEPTS SUCH DISCLAIMERS.  THE DISCLAIMERS IN THIS SECTION 17(R) SPECIFICALLY EXTEND TO (1) MATTERS RELATING TO HAZARDOUS MATERIALS AND COMPLIANCE WITH ENVIRONMENTAL LAWS, (2) GEOLOGICAL CONDITIONS, INCLUDING SUBSIDENCE, SUBSURFACE CONDITIONS, WATER TABLE, UNDERGROUND STREAMS AND RESERVOIRS AND OTHER UNDERGROUND WATER CONDITIONS, LIMITATIONS REGARDING THE WITHDRAWAL OF WATER, EARTHQUAKE FAULTS, AND MATTERS RELATING TO FLOOD PRONE AREAS, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARDS, (3) STORMWATER DETENTION, RETENTION, DISCHARGE OR DRAINAGE, (4) SOIL CONDITIONS, INCLUDING THE EXISTENCE OF UNSTABLE SOILS, CONDITIONS OF SOIL FILL, SUSCEPTIBILITY TO LANDSLIDES, AND THE SUFFICIENCY OF ANY UNDERSHORING, (5) ZONING AND SUBDIVISION AND COMPLIANCE WITH ZONING AND SUBDIVISION LAWS, (6) THE VALUE AND PROFIT POTENTIAL OF THE PROPERTY, (7) DESIGN, CONSTRUCTION, QUALITY, SUITABILITY, STRUCTURAL INTEGRITY AND PHYSICAL CONDITION OF THE PROPERTY AND (8) COMPLIANCE OF THE PROPERTY WITH ANY LAWS (INCLUDING BUILDING CODES AND SIMILAR LAWS, THE

AMERICANS WITH DISABILITIES ACT OF 1990).  THE BUYER REPRESENTS AND WARRANTS TO THE SELLER AND THE RELATED ENTITIES THAT THE BUYER IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED BUYER OF REAL ESTATE.  THE BUYER ACKNOWLEDGES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES MADE BY THE SELLER IN SECTION 14, THE BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY STATEMENT OF THE SELLER OR ANY OF ITS RELATED ENTITIES OR ANY OFFICER, DIRECTOR, TRUSTEE, AGENT, EMPLOYEE OR OTHER PERSON ACTING OR PURPORTING TO ACT ON BEHALF OF THE SELLER OR ANY OF ITS RELATED ENTITIES.  THE BUYER ACKNOWLEDGES THAT IT HAS CONDUCTED OR WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS AS TO THE CONDITION OF THE PROPERTY AND ALL MATTERS BEARING UPON THE PROPERTY OR THE DESIGN, QUALITY, SUITABILITY, STRUCTURAL INTEGRITY, PHYSICAL CONDITION, COMPLIANCE WITH LAWS, SOIL CONDITIONS, STORMWATER DETENTION, RETENTION OR DISCHARGE, DRAINAGE, GEOLOGICAL CONDITIONS, HAZARDOUS MATERIALS, ZONING, CONSTRUCTION, PROSPECTS, OPERATIONS AND RESULTS OF OPERATIONS OF THE PROPERTY AS IT DEEMS NECESSARY TO PROTECT ITS INTERESTS AND DETERMINE THE SUITABILITY OF THE PROPERTY FOR THE BUYER’S INTENDED USE.  THE BUYER IS ACQUIRING THE PROPERTY “AS IS” AND “WHERE IS” AND SUBJECT TO ALL FAULTS, DEFECTS OR OTHER ADVERSE MATTERS, WHETHER PATENT OR LATENT.

(s)

Counterparts.

This Agreement may be executed in any number of counterparts, including facsimile and other electronic media, each of which will be deemed an original and all of which, taken together, will constitute one instrument.  The Buyer and the Seller may execute different counterparts of this Agreement and, if they do so, the signature pages from the different counterparts may be combined to provide one integrated document.

PLEASE SEE FOLLOWING PAGE FOR SIGNATURES

IN WITNESS WHEREOF, the parties have executed this document as of the day and year first hereinabove written.

Witness

Seller:

MCP RETAIL, LLC

a Florida limited liability company

Illegible

By: /s/ Michael A. Collard

Michael A. Collard, Manager

Illegible

Date: 12/21/2009

Witness

Buyer:

INLAND REAL ESTATE ACQUISITIONS, INC.

An Illinois corporation

Illegible

By: /s/ Lou Quilici

Print name: Lou Quilici

Title: Sr. VP

Illegible

Date: 12/18/2009

EXHIBIT “A”

LEGAL DESCRIPTION

LOT 2, PLEASANT HILL COMMONS, ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 21, PAGE 86 OF THE PUBLIC RECORDS OF OSCEOLA COUNTY, FLORIDA.

EXHIBIT “B”

Rent Roll

EXHIBIT “C”

Aged Receivables Report

EXHIBIT “D”

Schedule of Litigation

NONE

EXHIBIT “E”

DUE DILIGENCE CHECKLIST

INLAND PROPERTY MANAGEMENT

DUE DILIGENCE CHECKLIST

EXHIBIT “F”

SURVEYOR’S CERTIFICATION

The undersigned does hereby certify to Inland Real Estate Acquisitions, Inc., ________________, L.L.C., Chicago Title Insurance Company and ____ [Lender], and their respective nominees, successors and assigns that (a) this survey was prepared by me or under my supervision, (b) the legal description of the property as set forth herein, and the location of all improvements, encroachments, fences, easements, roadways, rights of way and setback lines which are either visible or of record in ____________ County, ___________, (according to Commitment for Title Insurance Number _________ dated __________, 200__, issued by Chicago Title Insurance Company) are accurately reflected hereon, (c) this survey accurately depicts the state of facts as they appear on the ground,  (d) except as shown hereon, there are no visible improvements, encroachments, fences or roadways on any portion of the property, or reflected on the title commitment, (e) the property shown hereon has access to a publicly dedicated roadway, (f) the property described hereon {does} {does not} lie in a 100 year flood plain identified by the Secretary of Housing and Urban Development or any other governmental authority under the National Flood Insurance Act of 1968 (24 CFR §1909.1), as amended (such determination having been made from a personal review of flood map number _______, which is the latest available flood map for the property), (g) the property boundary lines and lines of actual possession are the same, (h) all utility services to the property either enter the property through adjoining public streets, or this survey shows the point of entry and location of any utilities which pass through or are located on adjoining private land, (i) this survey shows the location and direction of all storm drainage systems for the collection and disposal of all surface drainage, (j) the property surveyed contains _______ acres and ___________ parking spaces, (k) any discharge into streams, rivers, or other conveyance systems is shown on the survey. This survey has been made in accordance with “Minimum Standard Detail Requirements For ALTA/ACSM Land Title Surveys” jointly established and adopted by American Land Title Association (“ALTA”) and National Society of Professional Surveyors (“NSPS”) in 2005 and meets the accuracy requirements of an Urban Survey, as defined therein and includes items 1, 2, 3, 4, 6, 7(a), 7(b)(1), 7(b)(2), 8, 9, 10, 11(a), 13, 14, 16 and 18 of Table A thereof.

Dated: ____________, 200__          (NAME OF SURVEYOR AND

    QUALIFICATION)

                                                         ______________________________

                                                         Registration No. ________________

Note: If any structure is located within a flood zone, Buyer requires a finished floor elevation certificate.

EXHIBIT “G”

Assignment of Lease

Assignment and Assumption of Lease

This Assignment and Assumption of Lease (this “Assignment”) dated as of ____________, 2009 is entered into by and between MCP RETAIL, LLC, a Florida limited liability company (“Assignor”), and ______________________________, a Delaware limited liability company  (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor and Assignee have entered into that certain Purchase and Sale Contract between Buyer and Seller dated ____________ (as may be amended, the “Purchase Agreement”) with respect to that certain real property commonly known as Pleasant Hill Commons Shopping Center, Kissimmee, Florida (the “Property”);

WHEREAS, Assignor is the lessor under the Leases set forth on Schedule “A” attached hereto executed with respect to the Property;

WHEREAS, Assignor desires to assign its interest under the Leases to Assignee, and Assignee desires to accept the assignment thereof;

NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

1.

Effective as of the date hereof, Assignor hereby assigns to Assignee all of its right, title and interest under the Leases.  Assignor agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees, arising as a result of Assignor’s breach of the terms of the Leases on or prior to the date hereof.

2.

Effective as of the date hereof, Assignee hereby assumes all of the Assignor’s obligations under the Leases.  Assignee agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys’ fees, arising as a result of Assignee’s breach of the terms of the Leases after the date hereof.

3.

This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

4.

All capitalized terms used herein, but not defined, shall have the meanings given to such terms in the Purchase Agreement.

5.

This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same document.

[signatures on next page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:
MCP RETAIL, LLC a Florida limited liability company By: Michael A. Collard, Manager
ASSIGNEE:
___________________________, a Delaware limited liability company By: Name:__________________________________ Its: __________________________________

Schedule “A”

EXHIBIT “H”

AUDIT LETTER

EXHIBIT “I”

Tenant Estoppel Certificate Form

To:

Inland Real Estate Acquisitions, Inc., and

Inland _________________ _______, L.L.C. (insert Inland nominee entity),

and its lenders, successors and assigns (“Buyer”)

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: Sharon Anderson-Cox

Re:

Lease Agreement dated                                   and amended                                (“Lease”), between                                                                                     as “Landlord”, and                                                                           , as “Tenant”, guaranteed by                                                                          (“Guarantor”) for leased premises known as                                                                                                           (the “Premises”) of the property commonly known as                                                                                                                                           (the “Property”).

1.

Tenant hereby certifies that the following represents with respect to the Lease are accurate and complete as of the date hereof.

a.  Dates of all amendments, letter

agreements, modifications and waivers

related to the Lease

b. Commencement Date

c.  Expiration Date

d.  Current Annual Base Rent

Adjustment Date

Rental Amount

e.  Fixed or CPI Rent Increases

f.   Square Footage of Premises

g.   Security Deposit Paid to Landlord

h.   Renewal Options

            Additional Terms for

________ years at $                    per year

i.  Termination Options

Termination Date ______________

Fees Payable _________________

2.

Tenant further certifies to Buyer that:

a.

the Lease is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;

b.

the Lease has not been assigned and the Premises have not been sublet by Tenant;

c.

Tenant has accepted and is occupying the Premises, all construction required by the Lease has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given;

d.

Tenant is open for business or is operating its business at the Premises;

e.

no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance and Tenant is not in arrears on any rental payment or other charges;

f.

Landlord has no obligation to segregate the security deposit or to pay interest thereon;

g.

Landlord is not in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, could result in a default by Landlord;

h.

Tenant has no existing defenses, offsets, liens, claims or credits against the payment obligations under the Lease;

i.

Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in paragraph 1(i));

j.

Tenant has not been granted any options or rights of first refusal to purchase the Premises or the Property;

k.

Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises or the Property;

l.

no hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises or the Property by Tenant;

m.

Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Premises or the Lease or of the rents provided for therein;

n.

Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws;

o.

the Lease does not give the Tenant any operating exclusives for the Property; and

p.

Rent has been paid through ______ __, 2009.

3.

This certification is made with the knowledge that Buyer is about to acquire title to the Property and obtain financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the property.  Tenant acknowledges that Buyer’s interest in the Lease (as landlord) will be assigned to a lender as security for the loan.  All rent payments under the Lease shall continue to be paid to landlord in accordance with the terms of the Lease until Tenant is notified otherwise in writing by Buyer’s lender or its successors and assigns.  In the event that a lender succeeds to landlord’s interest under the Lease, Tenant agrees to attorn to the lender at lender’s request, so long as the lender agrees that unless Tenant is in default under the Lease, the Lease will remain in full force and effect.  Tenant further acknowledges and agrees that Buyer (including its lender), their respective successors and assigns shall have the right to rely on the information contained in this Certificate.  The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

[TENANT]

By:

Its:

Date:                                 , 2010

EXHIBIT “J”

GUARANTOR ESTOPPEL CERTIFICATE

Date:                                    , 20010

To:   _____________

Inland Real Estate Acquisitions, Inc., and

Inland _______________ ______, L.L.C. (insert Inland nominee entity),

and its lenders, successors and assigns (“Buyer”)

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: Sharon Anderson-Cox

Re:

Guaranty Agreement dated                         (“Guaranty of Lease”) pertaining to that certain lease dated                                          between                                                                                                as Landlord and                                                                                 as Tenant for leased premises known as                                                                                                           (the “Premises”) located at the property commonly known as                                                                                  (the “Property”).

1.

Guarantor certifies to Lender and Buyer that: (a) the Guaranty of Lease has been properly executed by Guarantor and is presently in full force and effect without amendment or modification except as noted above; (b) Guarantor has no existing defenses, offsets, liens, claims or credits against the obligations under the Guaranty of Lease.

2.

This certification is made with the knowledge that Buyer is about to acquire title to the Property and a lender is about to provide Landlord with financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the Property.  Guarantor further acknowledges and agrees that Buyer and its lender and their respective successors and assigns shall have the right to rely on the information contained in this Certificate.

3.

The undersigned is authorized to execute this Guarantor Estoppel Certificate on behalf of Guarantor.

[GUARANTOR]

By:

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   EXHIBIT “K”

REA ESTOPPEL CERTIFICATE

REA ESTOPPEL STATEMENT

The undersigned ________________, a __________ corporation (“______”), is a party to the ____________________ (REA) recorded on ____________ ____, _____ in Book _____, Page _____ of the Public Records of ______ County, _____ (the “REA”), between and among ______, _________________________, a ____________ (“Developer”), and _____________________, a __________ (corporation) (“______”), with respect to the _______________________ Shopping Center in ________, _______ (the “Shopping Center”).  __________ has been advised that Developer is in process of selling Developer’s interest in the Shopping Center to ______ (entity) having a notice address of _____________________, _________, ______________, Attention: _____________ (together with its lender, and successors and assigns, collectively referred to herein as “Buyer”).  ____________ hereby states to Buyer as follows (without undertaking any investigation to verify the accuracy of the statements made):

1.

The REA has not been amended and is in full force and effect.

2.

The REA is presently in full force and effect according to its terms.

3.

________ has neither given nor received any notice of default with respect to the REA.  To the best of ____________’s knowledge (whereby knowledge shall be limited to the party signing this REA Estoppel Agreement on behalf of ________), neither ________ nor any other party is in default under the REA.

4.

As provided under Section ___ of the ______________REA, ________ acknowledges and agrees that, upon its acquisition of Developer’s interest in the Shopping Center, Buyer shall be entitled to all of the benefits, rights, privileges and burdens of the Developer under the REA.

5.

The gross leasable area of the _________ store is ___________________.

6.

________’s last contribution for common area maintenance costs and expenses was for the month of _______, 2006 in the amount of $ ___________.

This Statement does not (a) constitute a waiver of any rights ________ may have under the REA, or (b) modify, alter, or change any of the terms or conditions of the REA.

No officer or employee signing this Statement on behalf of ________ shall have any liability as a result of having given this statement.

The statements contained in this Statement are not affirmative representations, warranties, covenants or waivers, and ________ shall not be liable to Developer, Buyer or any third party on account of any information herein contained, notwithstanding the failure, for any reason, to disclose and/or correct relevant information.  Notwithstanding the preceding sentence, ________ shall be estopped from

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asserting any claim or defense against Buyer to the extent such claim or assertion is based upon facts, now known to the person(s) signing below on behalf of ________, which are contrary to those contained herein, if Buyer has acted in reasonable reliance upon such statements without knowledge of facts to the contrary.  This Statement is given solely for Buyer’s information and may not be relied upon by anyone other than Buyer, or in connection with any transaction other than the transaction described above.  Capitalized terms used in this Statement, unless otherwise defined, will have the meanings ascribed to such terms in the REA.

Dated as of

, 20010.

_____________________________

a _________(corporation)

By:

As Its:

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